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                                                                   Exhibit 10.28

                                                                  EXECUTION COPY

                  RESTATED REIMBURSEMENT AND SECURITY AGREEMENT

                  REIMBURSEMENT AND SECURITY AGREEMENT dated January 16, 2002, made by EMPYREAN BIOSCIENCE, INC., a Delaware corporation with its principal place of business at 23800 Commerce Park Rd., Suite A, Cleveland, Ohio 44122 (the "Premises"), (hereinafter referred to as the "Grantor") and RICHARD C. ADAMANY and VICKY L. ADAMANY, husband and wife, BENNETT S. RUBIN, and JILL G. OKUN, husband and wife, and THE BENNETT S. RUBIN TRUST UNDER TRUST AGREEMENT DATED NOVEMBER 2, 1994 AMENDED AND RESTATED UNDER DECLARATION OF TRUST DATED AUGUST 11, 2000 and LAWRENCE D. BAIN and KATHY BAIN, husband and wife, and UPTIC INVESTMENTS CORP. (collectively, "Secured Party"), with the principal residence/office (addresses set forth opposite their signatures, below).

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, pursuant to a Promissory Note, dated November 16, 2000 (the "Note") Grantor borrowed from Huntington National Bank (including its successors and assigns, "Bank"), under a revolving line of credit, a principal amount of One Million Dollars ($1,000,000.00) (the "Loan");

                  WHEREAS, a condition to Bank's willingness to make the Loan to the Grantor was that each of the married couples and entities comprising Secured Party (each a "Secured Party Member") execute in favor of Bank a personal guaranty of the Note and Grantor's obligations to Bank thereunder (collectively, the "Guaranty");

                  WHEREAS, as an inducement for Secured Party to give the Guaranty to Bank and in consideration of the benefit to the Grantor from Bank's extension of the Loan to the Grantor based, in part, upon such personal guaranty, the Grantor committed to Secured Party that it would reimburse, indemnify and hold harmless Secured Party in the event that Secured Party was required to perform under the Guaranty and agreed to grant a security interest in the fixed assets, accounts, and inventory, contract rights, trademarks and general intangible assets of the Grantor to Secured Party as security for such obligations (the "Original Security Agreement");

                  WHEREAS, the Original Security Agreement cannot presently be located and is assumed to be lost; and

                  WHEREAS, as a confirmation of their intent to continue to abide by the terms of the Original Security Agreement, Grantor and Secured Party now desire to restate the terms and conditions of the Original Security Agreement and to abide by such terms and conditions as are hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises, the Grantor and Secured Party hereby agree as follows:

                  1. REIMBURSEMENT UNDERTAKING. Grantor hereby agrees to reimburse and indemnify each Secured Party Member for, and hold harmless each such Secured Party Member from, (i) any and all payments made by such Secured Party (a) pursuant to the Guaranty and/or (b) with respect to any obligations of the Grantor to Bank under the Loan Documents (together, the "Guaranteed Obligations") and (ii) any and all expenses (including, but not limited to all attorneys fees and court costs) which such Secured Party Member may reasonably incur in connection with investigating, defending or settling any claims and/or legal proceedings made or threatened against such Secured Party Member with respect to the foregoing. All amounts now or hereafter due and owing to Secured Party by Grantor pursuant to this Section 1 are collectively referred to as the "Obligations". The Secured Party Members under this Agreement hereby recognize and agree that any reimbursements by Grantor for payments made or expenses incurred by any one or more of them in respect of any of the Guaranteed


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Obligations ("Reimbursable Payments") shall be made only to those of them making or incurring the same, and the Grantor agrees that, in making any such reimbursement payments where more than one Secured Party Member is entitled thereto, the reimbursements will be paid by the Grantor to the Secured Party Members entitled thereto in proportion to the respective Reimbursable Payments each has incurred.

                  2. GRANT OF SECURITY INTEREST. The Grantor hereby affirms, grants and transfers to Secured Party a security interest in all of the right, title and interest of the Grantor in and to the following, whether now owned or hereafter acquired (the "Collateral"):

                  (a) All fixed assets, including but not limited to equipment, furnishings and all other tangible personal property not referenced under Sections 2(b) below;

                  (b) All inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) packing, packaging and shipping materials and all goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, returned and repossessed goods, (ii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee), and (iii) goods that are returned to or repossessed by the Grantor, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

                  (c) All accounts, contract rights (including, but not limited to, contract rights under any and all marketing agreements, distribution agreements, joint venture agreements, operating agreements, voting agreements, stockholder agreements, and put or call agreements), general intangibles (including, but not limited to, all tax refunds, corporate or other business records, inventions, designs, blueprints, computer software, trade secrets, goodwill, licenses or licensing agreements (whether as "licensor" or "licensee"), sub-licenses or sub-licensing agreements (whether as "sub-licensor" or "sub-licensee"), franchises, customer and supplier lists, rights and claims against carriers and shippers and rights to indemnification, patents, copyrights, trademarks and trade names), and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts, instruments and agreements securing or otherwise made under or in connection with or relating to any such accounts, contract rights, general intangibles or other rights or obligations of the Grantor (any and all such accounts, contract rights, general intangibles and obligations being the "Receivables", and any and all such leases, security agreements and other contracts, instruments and agreements being the "Related Contracts");

                  (d) All proceeds of any and all of the foregoing Collateral including, without limitation, proceeds that constitute property of the types described in clauses (a), (b), and (c) of this Section 2 and any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority) (the "Proceeds") and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable to the Grantor by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral but subject to the right of any lessor under any leasehold interest between the Grantor and such lessor.

The security interest in the Collateral hereby granted to Secured Party is intended for the benefit of each Secured Party Member.

                  3. SECURITY FOR OBLIGATIONS. This Agreement and the Collateral hereunder secures the payment of all Obligations of the Grantor of any nature whatsoever pursuant to this Agreement.

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                  4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or its exercise of any of its rights or remedies hereunder or with respect hereto, nor shall Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; provided the Grantor may take any action or enforce any claim for payment under any contract assigned hereunder in the event that Secured Party refuses to do so, notwithstanding anything herein to the contrary.

                  5. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

                  (a) LOCATION OF COLLATERAL. All of the Receivables and Inventory now existing are, and all Receivables and Inventory hereafter existing will be, located at the places specified in Schedule 5(a) attached hereto. The chief place of business and chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Receivables, and of all documentation that evidences the Collateral, are located at the address first specified above for the Grantor. None of the Receivables is evidenced by a promissory note or other instrument which has not been delivered to Secured Party in accordance with Section 16. The Grantor will hold and preserve such records and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records.

                  (b) OWNERSHIP OF COLLATERAL. The Grantor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option, charge or encumbrance except for the security interest created by this Agreement and any subordinated liens or security interest, if any, shown on Schedule 5(b) attached hereto. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Secured Party relating to this Agreement.

                  (c) VALID SECURITY INTEREST. This Agreement creates a valid security interest in favor of Secured Party in the Collateral, as security for the Obligations. Secured Party's having possession of all instruments and cash constituting Collateral from time to time and the filing of financing statements result in the perfection of such security interest with respect to such Collateral. Such security interest is, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, a perfected security interest subject to no prior liens or security interests other than those, if any, shown in Schedule 5(c) attached hereto (the "Permitted Liens"). Such filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, or will be taken immediately following the execution of this Agreement, including without limitation the filing of UCC financing statements with respect to the Collateral, except for Secured Party's having possession of instruments and cash constituting Collateral after the date hereof.

                  (d) POSSESSION. The Grantor has exclusive possession and control of the Equipment and Inventory owned by it, other than Inventory in transit, Inventory shipped directly to the Grantor's vendees by the Grantor's vendors in the ordinary course of the Grantor's business and Inventory located at third-party warehouses.

                  (e) AUTHORIZATION. No authorization, approval or other action by, and no notice to or filing with (other than the filings and deliveries referred to in Section 5(c) above, all of which filings and deliveries have been made and effected), any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor, or (ii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder.

                  (f) CONFLICTS. The exercise by Secured Party of any of its rights and remedies hereunder will not contravene any contractual restriction binding on or affecting the Grantor or any of its properties and will not result in or require the creation of any lien upon or with respect to any of its properties.


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                  6. COVENANTS. The Grantor covenants and agrees with Secured
Party that, so long as the Guaranty remains outstanding, or Secured Party has any continuing obligations thereunder or any of the Guaranteed Obligations or the Obligations hereunder remain unsatisfied or any commitments thereunder or hereunder remain outstanding, the Grantor will comply, at all times with the following affirmative covenants:

                  (a) PERFECTION OF SECURITY INTEREST. The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other Instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

                  (b) NO ENCUMBRANCES. The Grantor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than the security interest granted hereby and any Permitted Liens and shall defend the right, title and interest of Secured Party in and to the Collateral against all claims and demands of any and all other persons and entities at any time claiming the same or any interest therein.

                  (c) FILING OF FINANCING STATEMENTS. The Grantor hereby authorizes Secured Party and each of the Secured Party Members to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (d) SCHEDULES OF INVENTORY. The Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Inventory created or acquired by it and such other reports in connection with the Inventory as Secured Party may reasonably request, all in reasonable detail; provided, however, that the failure of the Grantor to execute and deliver such schedules shall not affect or limit Secured Party's security interest or other rights in and to the Inventory.

                  (e) LOCATION OF INVENTORY AND EQUIPMENT. The Grantor shall keep Inventory (other than Inventory sold in the ordinary course of business) and Equipment at the locations specified therefor in Section 5(a).

                  (f) MAINTENANCE OF EQUIPMENT. The Grantor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end. The Grantor shall promptly furnish to Secured Party a statement respecting any loss or damage in excess of $10,000.00 to any of the Equipment.

                  (g) SUBSTITUTIONS AND REMOVALS. In any instance where the Grantor, in its reasonable discretion, determines that any item of the Collateral shall have become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary or should be replaced, the Grantor may remove such items provided that such removal (taking into account any substitutions) shall not impair the operative utility of the business of the Grantor and providing that the Grantor shall be obligated to:

                           (i) substitute and install property having equal or greater utility and value as the removed property, which such substituted property shall be free from all liens and encumbrances (other than Permitted Liens) and shall become part of the Premises;


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                           (ii)     promptly report to Secured Party each such
                                    removal or substitution.

                  At Secured Party's request, Grantor shall deliver to Secured Party such instruments, including financing statements and amendments thereto, as may be necessary or advisable to perfect Secured Party's lien upon and security interest in any personal property installed in substitution for any Collateral removed pursuant to this Section 6(g), and Secured Party shall bear the full expense of preparing and filing same. Upon Grantor's request, Secured Party shall execute and deliver to Grantor appropriate instruments releasing property removed pursuant to the provisions of this Section 6(g) only, and at Grantor's expense, from the liens and security interests hereunder.

                  (h) TAXES. The Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against the Inventory.

                  (i) WAREHOUSEMEN. Upon request by Secured Party, the Grantor shall obtain from each warehouseman, if any, holding Inventory from time to time an agreement acknowledging Secured Party's security interest in the Collateral in form and substance satisfactory to Secured Party and promptly deliver such agreement to Secured Party.

                  (j) PROCEEDS. The Grantor shall hold all Proceeds of all Fixed Assets and Inventory in trust for the benefit of Secured Party.

                  (k) COLLECTION OF RECEIVABLES. Except as otherwise provided in this Agreement, the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at Secured Party's direction, shall take) such action as the Grantor or Secured Party may deem necessary or advisable to enforce collection of the Receivables.

                  (l) SCHEDULE OF RECEIVABLES. Upon the request of Secured Party, the Grantor shall provide Secured Party with schedules describing all Receivables created or acquired by it and shall execute and deliver confirmatory written assignments of such Receivables to Secured Party; provided, however, that the failure of the Grantor to execute and deliver such schedules and/or assignment describing all Receivables to Secured Party shall not affect or limit Secured Party's security interest or other rights in and to the Receivables. Together with each schedule, the Grantor shall furnish, upon request of Secured Party, copies of customers' invoices or the equivalent, and, upon request therefor, copies of original shipping or delivery receipts for all merchandise sold and such other documents as Secured Party may require. The Grantor agrees not to re-date any invoice or sale or make sales on extended dating beyond that which is customary in its industry.

                  (m) INSURANCE AND ENDORSEMENT. The Grantor shall (i) keep the Collateral and Grantor's other properties insured against loss or damage by flood (if applicable) and by fire and other hazards (so-called "All Risk" coverage) in amounts and with companies satisfactory to Secured Party to the same extent and covering such risks as is customary in the same or a similar business; (ii) maintain public liability coverage, including without limitation, products liability coverage, against claims for personal injuries or death; and
(iii) maintain all worker's compensation, employment or similar insurance as may be required by applicable law. All insurance shall contain such terms, be in such form, and be for such periods satisfactory to Secured Party, and be written by such carriers duly licensed by the State of Ohio and satisfactory to Secured Party. Upon the request of Secured Party, the Grantor shall cause Secured Party to be endorsed as a loss payee in form and substance acceptable to Secured Party on all such insurance. In the event of a failure to provide and maintain insurance as herein provided, Secured Party may, at its option, provide such insurance and charge the amount thereof to the Grantor. Upon the request of Secured Party, the Grantor shall furnish to Secured Party certificates or other satisfactory evidence of compliance with the foregoing insurance provisions. Upon the occurrence of an Event of Default under Section 11, Grantor hereby irrevocably appoints Secured Party as its attorney-in-fact, coupled with an interest, to make proofs of loss and claims for insurance, and to receive payments of the insurance and execute all documents, checks and


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drafts in connection with payment of the insurance. Any proceeds received by
Secured Party shall be applied to the Obligations in such order and manner as Secured Party shall determine in its sole discretion, or shall be remitted to the Grantor, in either event at Secured Party's sole discretion.

                  (n) PAYMENT OF LOAN. The Grantor shall pay promptly when due all principal, interest and other amounts due Bank for which Secured Party may be held liable under the Guaranty.

                  7. TRANSFERS AND OTHER LIENS. The Grantor shall not:

                  (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as otherwise permitted by this Agreement.

                  (b) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure obligations of any person or entity, except for the security interest created by this Agreement and the security interests, if any, shown in Schedule 6(b).

                  8. APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) The Grantor hereby irrevocably constitutes and appoints Secured Party and any such officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in its own name, from time to time, in Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to the extent permitted by applicable law, to take any and all appropriate action and to execute any and all documents and Instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party, subject to the other terms of this Agreement, the power and right, on behalf of the Grantor, without notice to or assent by the Grantor to do the following:

                           (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under the Receivables and, in the name of the Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Receivable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Grantor for the purpose of collecting any and all such moneys due under any Receivables whenever payable;

                           (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral which are not permitted by the terms hereof, to effect any repairs or procure any insurance called for by the terms of this Agreement and to any all or any part of the premiums therefor and the costs thereof;

                           (iii) (A) to receive payment of and receipt for any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; and (B) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                           (iv) upon the occurrence and continuance of an Event of Default, (A) to notify the post office authorities to change the address for delivery of the Grantor's mail to an address designated by Secured Party; (B) to receive, open and dispose of all mail addressed to the Grantor; (C) to commence and prosecute any suits,




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                                    actions or proceedings at law or in equity
                                    in any court of competent jurisdiction to collect the Collateral or any Proceeds thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral;
                                    (E) to settle, compromise or adjust any
                                    suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; and (F) except to the extent prohibited by law, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and the Grantor's expense, at any time, or from time to time, all acts and things which Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof and in accordance herewith. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) The Grantor also authorizes Secured Party, at any time and from time to time, to execute, in connection with any sale of the Collateral, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  9. SECURED PARTY MAY PERFORM. If the Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by the Grantor under Section 13(b).

                  10. SECURED PARTY'S DUTIES. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Receivables in its possession if the Receivables are accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility or liability for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Receivables, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Receivables or (iii) the collection of any proceeds of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it from Account Debtor or otherwise.

                  11. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an event of default (each an "Event of Default"):

                  (a) The Grantor shall fail to pay any amount when due under the Note;

                  (b) Bank shall demand payment from Secured Party pursuant to the Guaranty;

                  (c) The Secured Party shall make any payment to Bank pursuant to the Guaranty or otherwise in respect of any of the Guaranteed Obligations;


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                  (d) The Grantor shall fail to pay any sum it is obligated to pay under this Agreement;

                  (e) The Grantor shall fail to comply with Sections 6(e) and 6(f) and any such failure shall remain unremedied for ten (10) days after written notice thereof shall have been given to the Grantor by Secured Party; PROVIDED HOWEVER, such notice shall not be required if Grantor has not complied with its obligation to notify Secured Party of a default or event of default.

                  (f) Except as provided in Section 11(e), the Grantor shall fail to perform or observe any term, covenant, or agreement contained in this Agreement; and

                  (g) The occurrence of any default or event of default as defined in or otherwise under any of the Loan Documents.

                  12. REMEDIES. In addition to and in furtherance of the rights granted to Secured Party in this Agreement, if any Event of Default shall have occurred and be continuing:

                  (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, all the rights and remedies of a secured party on default under the Uniform Commercial Code as enacted in any jurisdiction in which the Collateral is located (the "Code") (whether or not the Code applies to the affected Collateral) and also may:

                           (i) exercise any and all rights and remedies of the Grantor in respect of the Collateral;

                           (ii) require the Grantor to, and the Grantor hereby agrees that it will at its own expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party;

                           (iii) occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Collateral, or any part thereof or interest therein, all without prior notice to the Grantor, except as specifically provided in
                                    Section 12(a)(iv) below with respect to a formal public or private sale; and to do all such things and acts as Secured Party deems necessary or desirable in order to maximize the value of the Collateral) and upon every such entry, Secured Party, at the expense of the Grantor, from time to time, may maintain Collateral, (nothing contained herein shall be construed to impose upon Secured Party any obligation to preserve or protect the Collateral or the Grantor's business following the occurrence of an Event of Default);

                           (iv) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. The Grantor agrees that at least five (5) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned; and

                           (v) notify the account debtors or obligors under any Receivables ("Account Debtors") of the assignment of such Receivables to Secured Party and to direct such Account Debtors to make payment of all amounts due or to become due to the Grantor thereunder directly to Secured Party and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise of any such Receivables, and to adjust, settle or compromise the amount or payment therefor, in the same manner and to the same extent as the Grantor might have done. All amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (i) released to the Grantor or (ii) applied as determined by Secured Party, and the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

                  (b) All payments received by the Grantor under or in connection with any Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of the Grantor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement).

                  (c) All payments made under or in connection with any Collateral and all cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 13) in whole or in part by Secured Party all or any part of the Obligations, in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

The Grantor acknowledges and agrees, and each of the Secured Party Members agrees with the others, that each Secured Party Member shall be entitled, alone and without the necessity of doing so (though they may elect to act) jointly with the other Security Party Members, to exercise each of the rights and remedies in respect of the Collateral as from time to time available to such Secured Party Member under this Agreement or otherwise; provided that any proceeds or other benefits realized through such exercise shall be for the ratable benefit of, pari passu, in proportion to and up to the respective amounts in which each has made any Reimbursable Payments for which the Grantor has not reimbursed it, and shall be shared with, all of the Security Party Members who as of the time of such realization are owed such unreimbursed amounts; and provided further, that to the extent that subsequent to any such realization event any Secured Party Member becomes entitled to, and do not receive from the Grantor, reimbursement of any Reimbursable Payments, the Secured Party Members so subsequently becoming entitled to such amounts shall be entitled to receive from the Secured Party Members who originally shared in the proceeds or other benefits from such prior realization event payment of such amount as will equalize among all such original and subsequent Secured Party Members the proportionate cumulative Reimbursable Payments for which they are made whole through reimbursement from the Grantor or the realization of remedies or a combination thereof.

                  13. INDEMNITY AND EXPENSES.

                  (a) The Grantor agrees, to indemnify each Secured Party Member, from and against any and all claims, losses (including, without limitation, attorney's fees) and liabilities growing out of or resulting from this Agreement or the Guaranty (including, without limitation, enforcement of this Agreement or the Guaranty), except claims, losses or liabilities resulting from such Secured Party Member's gross negligence or willful misconduct.

                  (b) The Grantor will, upon demand, pay to each Secured Party Member the amount of any and all reasonable expenses, including the attorneys' fees and fees of any experts and agents, which such Secured Party Member may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, as provided for herein, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                  (c) The Secured Party Members under this Agreement hereby recognize and agree that any payments or reimbursements for reasonable expenses by Grantor pursuant to Section 13(b) shall be made only to those Secured Party Members incurring the same, and the Grantor agrees that, in making any such reimbursement payments where more than one Secured Party Member is entitled thereto, the payments or reimbursements will be paid by the Grantor to the Secured Party Members entitled thereto in proportion to the respective expenses each has incurred.

                  14. SECURITY INTEREST ABSOLUTE. All rights of Secured Party and security interests hereunder, and all Obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of the Obligations, or any agreement or instrument relating thereto;

                  (b) any amendment or waiver of or any consent to any departure from the terms of this Agreement;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

                  (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor.

                  15. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  16. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing addressed to the respective parties at the address set forth on the signature page(s) hereto, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 16. Unless the context otherwise requires, any notice or other communication to be provided to the Secured Party shall be provided by the Grantor to each of the Secured Party Members and any request, notice or power of attorney which Secured Party is entitled to make, give to or exercise in the stead of the Grantor under the terms of this Agreement may be made, given or exercised by any Secured Party Member alone without the others, subject to such obligations as the Secured Party Member so acting may owe to the other Secured Party Members. All such notices and other communications shall, when mailed, be effective upon the earlier of (a) receipt by the party so notified, or (b) three (3) days following deposit in the mails addressed as aforesaid.

                  17. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of all of the Obligations, if any, by Grantor and the termination of all of Secured Party's obligations under the Guaranty, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of Secured Party hereunder, to Secured Party and its successors, transferees and assigns. Unless otherwise agreed by the parties in writing, upon the payment in full of all Obligations, if any, by Grantor and the termination of any and all obligations of Secured Party under the Guaranty, the security interest granted hereby shall terminate and all rights to the Collateral granted to Secured Party hereunder shall revert to the Grantor. Upon any such termination, Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                  18. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Ohio. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code in the State of Ohio are used herein as therein defined. The term "Loan Documents" means the Note, and all other agreements, instruments and documents including, without limitation, all security agreements, assignments, security agreements, mortgages, letters of credit, reimbursement agreements, deeds of trust, lien waivers, subordinations, guarantees, pledges, powers of attorney and consents but excluding the Guaranty) heretofore, now or hereafter executed by Grantor or any other person and/or delivered to Bank relating to any obligations now or hereafter owing to Bank from Grantor, including but not limited to the Loan.

                  19. WAIVERS BY GRANTOR. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT OR AS REQUIRED BY APPLICABLE LAW, GRANTOR WAIVES (i) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY SECURED PARTY ON WHICH GRANTOR MAY IN ANY WAY BE LIABLE, (ii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING SECURED PARTY TO EXERCISE ANY OF SECURED PARTY'S REMEDIES AND (iii) ITS RIGHT TO A JURY TRIAL IN THE EVENT OF ANY LITIGATION INSTITUTED IN RESPECT OF THIS AGREEMENT. GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT.


                            (Signature Page Follows)

                  IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its duly authorized officer, and the individuals and (by their respective duly authorized representatives) entities comprising Secured Party have duly executed and delivered the same, as of the date first above written.

"GRANTOR"                                     ADDRESSES:

EMPYREAN BIOSCIENCE, INC.                     23800 Commerce Park Road
                                              Suite A
                                              Cleveland, Ohio  44122
By:
   --------------------------------

Title:
      -----------------------------

"SECURED PARTY"


-----------------------------------           7240 Rollingbrook Trail
Richard C. Adamany                            Solon, Ohio  44139


-----------------------------------
Vicky L. Adamany


-----------------------------------           32379 Pinebrook Lane
Bennett S.  Rubin                             Pepper Pike, Ohio  44124


-----------------------------------
Jill G. Okun

The Bennett S. Rubin Trust                    32379 Pinebrook Lane
Under Trust Agreement Dated                   Pepper Pike, Ohio  44124
November 2, 1994 Amended and
Restated Under Declaration of Trust
Dated August 11, 2000


By:
   --------------------------------
      Bennett S. Rubin, Trustee


-----------------------------------           30651 Ainsworth Drive
Lawrence D. Bain                              Pepper Pike, Ohio  44124


-----------------------------------
Kathy Bain


Uptic Investments Corp.                       30651 Ainsworth Drive
                                              Pepper Pike, Ohio  44124

By:
   --------------------------------
      Lawrence D. Bain, President

                                  SCHEDULE 5(a)
                                  -------------


Location of Collateral


1.       Empyrean Bioscience, Inc.
         23800 Commerce Park Rd., Suite A
         Cleveland, Ohio 44122

2.       Handl-It, Inc.
         26200 Richmond Road
         Bedford Heights, Ohio 44146

3.       Star Supply
         875 Mahoning Avenue
         Youngstown, Ohio 44502

4.       Guy & O'Neill, Inc.
         617 Tower Drive
         Fredonia, WI  53021

5.       Multi-Pack
         5700 West Hemlock Street
         Milwaukee, WI  53223

6.       National Towelette Company
         1400 Taylors Lane
         Cinnaminson, NJ  08077

7.       Canadian Custom Packaging
         333 Rimrock Road
         Toronto, Ontario
         Canada  M3J 3J9

                                  SCHEDULE 5(b)
                                  -------------


Subordinated Liens


Laurus Master Funds
C/O Onshore Corporate Services Ltd.
P.O. Box 1234GT
Queensgate House
South Church Street
Grand Cayman, Cayman Islands

                                  SCHEDULE 5(c)
                                  -------------


None